UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2005

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas  75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing January 11, 2005.

Cover Slide

Goldman Sachs Global Energy Conference 2005

Rhys Best, Chairman & Chief Executive Officer

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 1

Oilfield Products – 70% of Revenues

OCTG (80 - 85% of Oilfield Products)

Casing – used as a retainer wall for oil and gas wells

Production Tubing – transports oil and gas from wells to the surface

Couplings – connections used to join individual sections of casing and tubing together

Custom Finishing –premium threading, heat treating, upsetting, storage & inspection

LINE PIPE (15 - 20% of Oilfield Products)

Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries.

Graphic of a pie chart depicting the following amounts for the following segments: 1) OCTG – 80-85% and 2) Line Pipe – 15-20%.

Graphic representations of casing and other various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 2

Oilfield Tubular Products Pricing

Factors that influence pricing:

•                                          Domestic drilling activity – active rigs

•                                          Average well depth – deeper drilling increases consumption of higher value premium tubulars

•                                          International drilling demand

•                                          Domestic Production Capacity Utilization

•                                          Imports

•                                          Currencies relationships

•                                          Freight costs

•                                          Steel costs

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 3

U.S. OCTG Inventory Vs. Consumption

Line graph which plots OCTG Inventory with respect to months of supply and OCTG consumption with respect to tons at the following amounts for the following dates:

01/02	Number of Months Supply	6.7
	Tons Consumed	203,616
02/02	Number of Months Supply	7.4
	Tons Consumed	137,414
03/02	Number of Months Supply	7.3
	Tons Consumed	163,388
04/02	Number of Months Supply	7.7
	Tons Consumed	171,279
05/02	Number of Months Supply	6.6
	Tons Consumed	203,925
06/02	Number of Months Supply	6.2
	Tons Consumed	195,436
07/02	Number of Months Supply	6.1
	Tons Consumed	191,164
08/02	Number of Months Supply	6.6
	Tons Consumed	167,810
09/02	Number of Months Supply	7.2
	Tons Consumed	156,468
10/02	Number of Months Supply	6.3
	Tons Consumed	233,590

11/02	Number of Months Supply	5.9
	Tons Consumed	182,217
12/02	Number of Months Supply	5.6
	Tons Consumed	162,302

01/03	Number of Months Supply	6.1
	Tons Consumed	184,515
02/03	Number of Months Supply	5.9
	Tons Consumed	189,548
03/03	Number of Months Supply	5.1
	Tons Consumed	235,309
04/03	Number of Months Supply	5.2
	Tons Consumed	205,896
05/03	Number of Months Supply	5.2
	Tons Consumed	220,109
06/03	Number of Months Supply	5.5
	Tons Consumed	213,132
07/03	Number of Months Supply	5.1
	Tons Consumed	249,812
08/03	Number of Months Supply	5.0
	Tons Consumed	235,213
09/03	Number of Months Supply	4.9
	Tons Consumed	240,692
10/03	Number of Months Supply	4.6
	Tons Consumed	276,511
11/03	Number of Months Supply	4.5
	Tons Consumed	230,989
12/03	Number of Months Supply	4.5
	Tons Consumed	213,993

01/04	Number of Months Supply	4.7
	Tons Consumed	259,705
02/04	Number of Months Supply	4.9
	Tons Consumed	211,020
03/04	Number of Months Supply	4.9
	Tons Consumed	249,588
04/04	Number of Months Supply	4.8
	Tons Consumed	262,877
05/04	Number of Months Supply	4.7
	Tons Consumed	252,661
06/04	Number of Months Supply	4.7
	Tons Consumed	260,836
07/04	Number of Months Supply	4.5
	Tons Consumed	297,950

08/04	Number of Months Supply	4.4
	Tons Consumed	273,016
09/04	Number of Months Supply	4.2
	Tons Consumed	302,377
10/04	Number of Months Supply	4.0
	Tons Consumed	303,600

Slide 3 attributes the source of certain information contained in such slide to the OCTG Situation Report.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 4

Rigs Drilling Deeper than 15,000 Feet

Bar graph illustrating the number of U.S. rigs currently drilling at levels deeper than 15,000 feet for each of the following time periods:

1st Half 2003	127.5
2nd Half 2003	167.5
1st Half 2004	185
2nd Half 2004	206

Slide 4 attributes the source of certain information contained in such slide to Smith International.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 5

Deeper Wells Increase Demand

Well depth increases OCTG use and premium product requirements

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following three wells:

•                                          An oil well drilled to a depth of 5000 feet, which consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

•                                          A gas well drilled to a depth of 10,000 feet, which consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

•                                          A gas well drilled to a depth of 15,000 feet, which consumes 57,000 feet of tubing having a total weight of 1,100 tons.

Graphic representation of an offshore drilling platform situated below Lone Star Technologies, Inc. star logo.

Slide 6

Hot Roll Coil Pricing

Line Graph entitled “U.S. Spot Steel Prices vs. #1 Busheling.”  Graph plots prices in dollars per ton for HR Coil and #1 Busheling and plots the price spread at the following approximate amounts for the following years:

1988	HR Coil	$350 to $400
	#1 Busheling	$100 to $150
	Spread	$250 to $300
1989	HR Coil	$400 to $450
	#1 Busheling	$100 to $150
	Spread	Approximately $300
1990	HR Coil	$350 to $400
	#1 Busheling	Approximately $100
	Spread	$250 to $300
1991	HR Coil	$300 to $350
	#1 Busheling	$100 to $150
	Spread	Approximately $200
1992	HR Coil	Approximately $300
	#1 Busheling	Approximately $100
	Spread	Approximately $200
1993	HR Coil	Approximately $300
	#1 Busheling	Approximately $100
	Spread	Approximately $200
1994	HR Coil	$350 to $400
	#1 Busheling	$100 to $150
	Spread	$200 to $250
1995	HR Coil	$350 to $400
	#1 Busheling	$100 to $150
	Spread	$200 to $250
1996	HR Coil	Approximately $300
	#1 Busheling	$100 to $150
	Spread	$150 to $200
1997	HR Coil	$350 to $400
	#1 Busheling	$100 to $150
	Spread	$200 to $250
1998	HR Coil	$300 to $350
	#1 Busheling	$150 to $200
	Spread	$150 to $200
1999	HR Coil	$250 to $300
	#1 Busheling	Approximately $100
	Spread	Approximately $200

2000	HR Coil	Approximately $300
	#1 Busheling	$100 to $150
	Spread	Approximately $200
2001	HR Coil	$200 to $250
	#1 Busheling	Approximately $100
	Spread	$100 to $150
2002	HR Coil	$200 to $250
	#1 Busheling	Approximately $100
	Spread	$100 to $150
2003	HR Coil	Approximately $300
	#1 Busheling	Approximately $100
	Spread	Approximately $200
2004	HR Coil	Approximately $400
	#1 Busheling	$200 to $250
	Spread	$100 to $150
2004 (2nd Half)	HR Coil	Approximately $700
	#1 Busheling	$300 to $350
	Spread	$350 to $400

Slide 6 attributes the source of certain information contained in such slide to The David J. Joseph Company, “who assumes no responsibility for accuracy or completeness of the data,” and indicates that such data is being used with permission.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 7

Raw Materials Sourcing

•                                          International and domestic steel procurement

•                                          Maximum procurement options for low cost steel

Graphic representation of steel slabs, flat rolled steel, pipe and molten steel labeled: 1) 55% Slabs, 2) 15% Coils, 3) 15% Pipe and 4) 15% Scrap.

Graphic representation of flat rolled steel situated below Lone Star Technologies, Inc. star logo.

Slide 8

Steadfast on Strategy

•                                          Commercial Leadership – Providing customer solutions

•                                          Operational Excellence – Responding to customer needs with safe, low-cost production

•                                          Adding Value – Innovative growth through acquisitions, alliances and focused capital investment

Graphic illustration of stretch reduction.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 9

Broadest Product Size Range

Through our 2 wholly-owned oilfield tubular manufacturers and 7 alliance mills, we have one of the broadest OCTG and line pipe product ranges in the world.

Graphic illustrates the following five different tubular size ranges: 1) 60 - 16 inches, 2) 16 – 13 3/8 inches, 3) 13 3/8 - 8 5/8 inches, 4) 8 5/8 - 2 3/8 inches, and 5) 1 inch.  The graphic illustrates Lone Star’s broad range of OCTG and line pipe product.

The range for ERW Seam Annealed is 8 5/8 – 2 3/8 inches.

The range for Seamless is as follows: 1) 13 3/8 – 8 5/8 inches, and 2) 8 5/8 to 2 3/8 inches.

The range for DSAW is 60 - 16 inches.

The range for ERW Full-Body Normalized is as follows: 1) 16 - 13 3/8 inches, 2) 13 3/8 – 8 5/8 inches, 3) 8 5/8 - 2 3/8 inches, and 4) 1 inch.

The range for the Lone Star Steel Product Offering is as follows: 1) 60 - 16 inches, 2) 16 - 13 3/8 inches, 3) 13 3/8 - 8 5/8 inches, 4) 8 5/8 - 2 3/8 inches, and 5) 1 inch.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 10

Strategic Corporate Development

Lone Star is designed to provide complete solutions for customers; meeting every aspect of the purchase – from initial well design with Lone Star’s string design software to delivery of a product ready to run in the well.

Graphic representation of a three-level cylinder.  The first level is labeled “Lone Star Mills,” the second level is labeled “Alliance Mills” and the third level is labeled “Star Energy Group.”

Graphic representations of various tubular products, line pipe and couplings situated below Lone Star Technologies, Inc. star logo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears,
Robert F. Spears,
Vice President, General Counsel
and Secretary
Date: January 11, 2005